FOR IMMEDIATE RELEASE
August 9, 2013	For More Information Contact:
Frank Perez
Chief Financial Officer
First Financial Service Corporation
(270) 765-2131

First Financial Service Corporation Reports Improved Credit Quality for the Fifth Consecutive Quarter

Net interest margin improves by 21 basis points compared to the March 2013 quarter

Non-performing assets improve 20.6% compared to the March 2013 quarter

ELIZABETHTOWN, KY – August 9, 2013, – First Financial Service Corporation (the Company, NASDAQ: FFKY) today reported a net loss to common stockholders of $1.4 million for the quarter ended June 30, 2013, an improvement from the net loss to common stockholders of $4.4 million for the same quarter in 2012. The net loss per diluted common share was $0.29 for the quarter ended June 30, 2013, compared to a net loss per diluted common share of $0.92 for the same quarter in 2012, an improvement of 68%.

First Financial also reported a net loss of $1.5 million for the six months ended June 30, 2013, an improvement from the net loss to common stockholders of $5.0 million for the same six-month period in 2012. The net loss per diluted common share was $0.32 for the six months ended June 30, 2013, compared to a net loss per diluted common share of $1.04 for the six months ended June 30, 2013, an improvement of 69%.

“We continue to see significant progress in credit trends with an improvement in the overall loan portfolio,” said President, Greg Schreacke. “This is extremely important to us as we continue to shift our focus from dealing with problem assets to positioning the Company for profitable performance. While net loans declined 3.2% from the previous quarter mainly due to normal pay downs in the loan portfolio and continued reduction in non-performing loans, new loan production is accelerating. The Company generated $38 million in new loans during the second quarter following $34 million in the first quarter of 2013 and $26 million in quarter ended December 31, 2012.”

SECOND QUARTER 2013 HIGHLIGHTS

▪	Non-performing assets, excluding restructured loans that are accruing and paying as agreed, declined by $8.3 million or 20.6%, to $32.1 million from March 31, 2013 and $42.6 million or 57.0% from June 30, 2012. This represents the fifth consecutive quarterly reduction in non-performing assets, excluding restructured loans that are accruing and paying as agreed.
▪	Allowance for loan losses to total non-performing loans, excluding restructured loans that are accruing and paying as agreed, was 89.3% at June 30, 2013 compared to 42.0% for the same quarter last year.
▪	Annualized net charge-offs were 0.06% at June 30, 2013 compared to 1.37% for the same quarter last year.
▪	Other real estate expenses have declined 69.4% for the six months ended June 30, 2013 to $800,000 when compared to $2.7 million for the same period last year.

▪	Net interest margin improved to 2.87% for the quarter ended June 30, 2013, up from 2.66% last quarter and 2.42% for the quarter ended June 30, 2012. The yield on interest earning assets improved by 12 basis points and the cost of interest bearing liabilities improved by 9 basis points when compared to the quarter ended March 31, 2013.
▪	Regulatory capital ratios continue to improve at the bank level. The tier I leverage ratio was 7.27%, the tier I risk-based ratio was 11.09%, and the total risk-based ratio was 12.36% for the quarter ended June 30, 2013 compared to 5.73%, 9.42%, and 10.68% respectively for the quarter ended June 30, 2012.

“The improvement to the net interest margin is consistent with our expectations,” said Chief Financial Officer, Frank Perez. “The combination of improved net interest margin and better asset quality are key factors as we move forward and put our challenges behind us.”

First Financial Service Corporation is the parent bank holding company of First Federal Savings Bank of Elizabethtown, which was chartered in 1923. The Bank serves the needs and caters to the economic strengths of the local communities in which it operates and strives to provide a high level of personal and professional customer service. The Bank offers a variety of financial services to its retail and commercial banking customers. These services include personal and corporate banking services, and personal investment financial counseling services. Currently, the Bank serves six contiguous counties in central Kentucky through its 17 full-service banking centers.

This release includes forward-looking statements. The words "expect," "anticipate," “goal,” “objective,” "intend," "plan," "believe," ”should,” "seek," ”estimate" and similar expressions identify forward-looking statements, but other statements not limited to historical information may also be considered forward-looking. All forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results to differ materially from any results expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, (i) events or conditions that adversely affect the financial condition of borrowers; (ii) continuation of the current historically low short-term interest rate environment; (iii) our ability to attract performing loans; (iv) changes in loan underwriting, credit review or loss reserve policies resulting from economic conditions, regulatory oversight or regulatory developments; (v) the effectiveness of our efforts to improve, resolve or liquidate lower-quality assets; (vi) increased competition from other financial institutions; (vii) greater than anticipated adverse conditions in the national or local economies, particularly in commercial and residential real estate markets; (viii) rapid fluctuations or unanticipated changes in interest rates; (ix) events that would cause us to conclude that there was impairment of any asset, including intangible assets; (x) events that further reduce the value of, or increase expenses associated with, other real estate owned; (xi) our ability to comply with regulatory capital requirements; and (xiii) changes in state and federal legislation, regulations or policies applicable to banks and other financial service providers, including implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act. A more detailed description of these and other risks and uncertainties is contained in our most recent annual report on Form 10-K and our most recent quarterly report on Form 10-Q filed with the Securities and Exchange Commission. Many of the risks and uncertainties described above are beyond our ability to control or predict, and therefore readers are cautioned not to put undue reliance on the forward-looking statements made in this release. First Financial Service Corporation disclaims any obligation to update or revise any forward-looking statements made in this release, whether as a result of new information, future events or otherwise, unless required by law.

FIRST FINANCIAL SERVICE CORPORATION

Consolidated Balance Sheets

(Unaudited)

	June 30,	December 31,
(Dollars in thousands, except per share data)	2013	2012

ASSETS:
Cash and due from banks	$11,947	$12,598
Interest bearing deposits	15,978	50,505
Total cash and cash equivalents	27,925	63,103

Securities available-for-sale	309,132	354,131
Loans held for sale	3,595	3,887

Loans, net of unearned fees	490,586	524,835
Allowance for loan losses	(15,947)	(17,265)
Net loans	474,639	507,570

Federal Home Loan Bank stock	4,430	4,805
Cash surrender value of life insurance	10,244	10,060
Premises and equipment, net	26,742	27,048
Real estate owned:
Acquired through foreclosure, net of valuation allowance of $721 Jun (2013) and $500 Dec (2012)	14,169	22,286
Other repossessed assets	37	34
Accrued interest receivable	2,390	2,690
Accrued income taxes	2,907	2,928
Low-income housing investments	6,821	7,061
Other assets	1,487	1,459

TOTAL ASSETS	$884,518	$1,007,062

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Deposits:
Non-interest bearing	$80,584	$75,842
Interest bearing	717,793	846,778
Total deposits	798,377	922,620

Advances from Federal Home Loan Bank	22,526	12,596
Subordinated debentures	18,000	18,000
Accrued interest payable	3,798	3,121
Accrued senior preferred dividend	2,969	2,469
Accounts payable and other liabilities	4,246	3,884

TOTAL LIABILITIES	849,916	962,690

Commitments and contingent liabilities	-	-

STOCKHOLDERS' EQUITY:
Senior preferred stock, $1 par value per share; authorized 5,000,000 shares; issued and outstanding, 20,000 shares with a liquidation preference of $23.0 million Jun (2013), and $22.5 million Dec (2012)	19,970	19,943
Common stock, $1 par value per share; authorized 35,000,000 shares; issued and outstanding, 4,855,890 shares Jun (2013), and 4,775,114 shares Dec (2012)	4,856	4,775
Additional paid-in capital	35,990	35,782
Accumulated deficit	(18,929)	(17,398)
Accumulated other comprehensive income	(7,285)	1,270

TOTAL STOCKHOLDERS' EQUITY	34,602	44,372
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$884,518	$1,007,062

FIRST FINANCIAL SERVICE CORPORATION

Consolidated Statements of Operations

(Unaudited)

	Three Months Ended		Six Months Ended
(Amounts in thousands, except per share data)	June 30,		June 30,
	2013	2012	2013	2012

Loans, including fees	$6,603	$8,868	$13,421	$18,829
Taxable securities	1,541	1,726	3,198	3,436
Tax exempt securities	67	144	132	357
Total interest income	8,211	10,738	16,751	22,622

Interest Expense:
Deposits	1,774	3,444	3,910	7,389
Federal Home Loan Bank advances	132	283	264	567
Subordinated debentures	341	341	682	682
Total interest expense	2,247	4,068	4,856	8,638

Net interest income	5,964	6,670	11,895	13,984
Provision for loan losses	212	915	(825)	1,927
Net interest income after provision for loan losses	5,752	5,755	12,720	12,057

Non-interest Income:
Customer service fees on deposit accounts	1,307	1,399	2,498	2,782
Gain on sale of mortgage loans	161	384	588	695
Gain on sale of investments	334	598	843	1,309
Loss on sale of investments	(334)	(303)	(616)	(303)
Other than temporary impairment loss:
Total other-than-temporary impairment losses	-	-	-	(26)
Portion of loss recognized in other comprehensive income/(loss) (before taxes)	-	-	-	-
Net impairment losses recognized in earnings	-	-	-	(26)
Loss on sale and write downs on real estate acquired through foreclosure	(532)	(2,016)	(1,592)	(3,582)
Gain on sale of premises and equipment	-	322	-	322
Gain on sale on real estate acquired through foreclosure	150	210	207	613
Gain on sale of real estate held for development	-	-	-	175
Brokerage commissions	139	112	257	207
Other income	461	617	955	1,028
Total non-interest income	1,686	1,323	3,140	3,220

Non-interest Expense:
Employee compensation and benefits	3,757	3,822	7,550	7,675
Office occupancy expense and equipment	690	782	1,398	1,550
Marketing and advertising	74	135	174	168
Outside services and data processing	941	893	1,804	1,704
Bank franchise tax	315	402	630	744
FDIC insurance premiums	505	682	1,194	1,097
Amortization of intangible assets	-	62	-	127
Real estate acquired through foreclosure expense	524	2,336	818	2,676
Loan expense	385	656	607	1,164
Other expense	1,372	1,446	2,688	2,800
Total non-interest expense	8,563	11,216	16,863	19,705

Loss before income taxes	(1,125)	(4,138)	(1,003)	(4,428)
Income tax expense/(benefit)	1	1	1	1
Net Loss	(1,126)	(4,139)	(1,004)	(4,429)
Less:
Dividends on preferred stock	(250)	(250)	(500)	(500)
Accretion on preferred stock	(13)	(13)	(27)	(27)
Net loss attributable to common shareholders	$(1,389)	$(4,402)	$(1,531)	$(4,956)

Shares applicable to basic loss per common share	4,806,444	4,767,464	4,797,259	4,764,240
Basic loss per common share	$(0.29)	$(0.92)	$(0.32)	$(1.04)

Shares applicable to diluted loss per common share	4,806,444	4,767,464	4,797,259	4,764,240
Diluted loss per common share	$(0.29)	$(0.92)	$(0.32)	$(1.04)

Cash dividends declared per common share	$-	$-	$-	$-

	Quarter Ended June 30,
	2013			2012
(Dollars in thousands)
	Average		Average	Average		Average
	Balance	Interest	Yield/Cost(5)	Balance	Interest	Yield/Cost(5)
ASSETS
Interest earning assets:
U.S. Government and federal agency	$-	$-	-%	$19,399	$98	2.03%
Mortgage-backed securities	244,501	1,031	1.69%	309,475	1,498	1.94%
State and political subdivision securities (1)	15,501	248	6.42%	13,755	218	6.36%
Trust Preferred Securities	-	-	-%	1,032	16	6.22%
Corporate bonds	59,231	377	2.55%	412	1	0.97%
Loans (2) (3) (4)	499,079	6,603	5.31%	662,340	8,868	5.37%
FHLB stock	4,430	47	4.26%	4,805	56	4.67%
Interest bearing deposits	24,982	16	0.26%	107,296	57	0.21%
Total interest earning assets	847,724	8,322	3.94%	1,118,514	10,812	3.88%
Less: Allowance for loan losses	(16,156)			(17,759)
Non-interest earning assets	78,642			92,289
Total assets	$910,210			$1,193,044

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest bearing liabilities:
Savings accounts	$91,122	$52	0.23%	$98,445	$72	0.29%
NOW and money market accounts	265,784	153	0.23%	305,064	390	0.51%
Certificates of deposit and other time deposits	390,885	1,569	1.61%	605,531	2,983	1.98%
FHLB advances	13,762	132	3.85%	27,678	282	4.09%
Subordinated debentures	18,000	341	7.60%	18,000	341	7.60%
Total interest bearing liabilities	779,553	2,247	1.16%	1,054,718	4,068	1.55%
Non-interest bearing liabilities:
Non-interest bearing deposits	80,433			82,698
Other liabilities	11,060			5,069
Total liabilities	871,046			1,142,485

Stockholders' equity	39,164			50,559
Total liabilities and stockholders' equity	$910,210			$1,193,044

Net interest income		$6,075			$6,744
Net interest spread			2.78%			2.33%
Net interest margin			2.87%			2.42%

(1) Taxable equivalent yields are calculated assuming a 34% federal income tax rate.

(2) Includes loan fees, immaterial in amount, in both interest income and the calculation of yield on loans.

(3) Calculations include non-accruing loans in the average loan amounts outstanding.

(4) Includes loans held for sale.

(5) Annualized

	Six Months Ended June 30,
	2013			2012
(Dollars in thousands)
	Average		Average	Average		Average
	Balance	Interest	Yield/Cost(5)	Balance	Interest	Yield/Cost(5)
ASSETS
Interest earning assets:
U.S. Government and federal agency	$3,822	$28	1.48%	$21,537	$230	2.15%
Mortgage-backed securities	266,443	2,241	1.70%	294,883	2,969	2.03%
State and political subdivision securities (1)	15,078	421	5.63%	16,636	541	6.56%
Trust Preferred Securities	-	-	-%	1,055	29	5.54%
Corporate bonds	50,862	651	2.58%	206	1	0.98%
Loans (2) (3) (4)	510,593	13,421	5.30%	694,733	18,829	5.47%
FHLB stock	4,555	98	4.34%	4,805	103	4.32%
Interest bearing deposits	27,701	34	0.25%	95,855	104	0.22%
Total interest earning assets	879,054	16,894	3.88%	1,129,710	22,806	4.07%
Less: Allowance for loan losses	(16,587)			(17,868)
Non-interest earning assets	81,181			92,995
Total assets	$943,648			$1,204,837

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest bearing liabilities:
Savings accounts	$88,947	$107	0.24%	$96,491	$143	0.30%
NOW and money market accounts	272,224	355	0.26%	304,972	838	0.55%
Certificates of deposit and other time deposits	419,536	3,448	1.66%	621,632	6,408	2.08%
FHLB advances	13,168	264	4.04%	27,761	567	4.12%
Subordinated debentures	18,000	682	7.64%	18,000	682	7.64%
Total interest bearing liabilities	811,875	4,856	1.21%	1,068,856	8,638	1.63%
Non-interest bearing liabilities:
Non-interest bearing deposits	79,492			79,215
Other liabilities	10,727			4,858
Total liabilities	902,094			1,152,929

Stockholders' equity	41,554			51,908
Total liabilities and stockholders' equity	$943,648			$1,204,837

Net interest income		$12,038			$14,168
Net interest spread			2.67%			2.44%
Net interest margin			2.76%			2.53%

(1) Taxable equivalent yields are calculated assuming a 34% federal income tax rate.

(2) Includes loan fees, immaterial in amount, in both interest income and the calculation of yield on loans.

(3) Calculations include non-accruing loans in the average loan amounts outstanding.

(4) Includes loans held for sale.

(5) Annualized

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Dollars in thousands)	2013	2012	2013	2012

Balance at beginning of period	$15,812	$17,329	$17,265	$17,181

Loans charged-off:
Residential mortgage	-	31	-	62
Consumer & home equity	92	158	155	276
Commercial & commercial real estate	61	2,190	546	2,990
Total charge-offs	153	2,379	701	3,328
Recoveries:
Residential mortgage	4	-	4	1
Consumer & home equity	48	42	90	86
Commercial & commercial real estate	24	75	114	102
Total recoveries	76	117	208	189

Net loans charged-off	77	2,262	493	3,139

Provision for loan losses	212	915	(825)	1,927

Balance at end of period	15,947	15,982	15,947	15,969

Less: Allowance allocated to loans held for sale in probable branch divestiture	-	(682)	-	(669)

Balance at end of period, net	$15,947	$15,300	$15,947	$15,300

Allowance for loan losses to total loans (1) (2)	3.25%	2.50%	3.25%	2.50%
Annualized net charge-offs to average loans outstanding	0.06%	1.37%	0.19%	0.91%
Allowance for loan losses to total non-performing loans (2)	89%	42%	89%	42%

(1) Includes loans held for sale in probable branch divestiture and probable loan sale for 2012

(2) Includes allowance allocated to loans held for sale in probable branch divestiture for 2012

	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in thousands)	2013	2013	2012	2012	2012

Restructured on non-accrual status	$8,639	$9,099	$9,753	$16,151	$21,844
Past due 90 days still on accrual	-	1,950	-	-	-
Loans on non-accrual status	9,215	9,596	11,702	15,565	16,217

Total non-performing loans	17,854	20,645	21,455	31,716	38,061
Real estate acquired through foreclosure	14,169	19,705	22,286	28,649	36,529
Other repossessed assets	37	32	34	24	30
Total non-performing assets	$32,060	$40,382	$43,775	$60,389	$74,620

Ratios: Non-performing loans to total loans (includes loans held for sale in probable branch divestiture and probable loan sale for 2012)	3.64%	4.08%	4.09%	5.53%	5.97%
Non-performing assets to total loans (includes loans held for sale in probable branch divestiture and probable loan sale for 2012)	6.54%	7.98%	8.34%	10.53%	11.71%